UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 8, 2016

Apollo Education Group, Inc.

(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 S. Riverpoint Parkway, Phoenix, Arizona		85040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 966-5394

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02   Results of Operations and Financial Condition.

On January 11, 2016, Apollo Education Group, Inc. (“the Company”) issued a press release announcing its financial results for the three months ended November 30, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

Section 5 – Corporate Governance and Management

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 8, 2016, the Board approved an amendment to the Company’s Amended and Restated Bylaws (“Amendment No. 1 to the Amended and Restated Bylaws”).

Amendment No. 1 to the Amended and Restated Bylaws adds a new Article X, which provides that unless the Company consents to the selection of an alternative forum, the sole and exclusive forum for any derivative action or proceeding brought on behalf of the Company, any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or the Company’s shareholders, or any action asserting a claim against the Company or any director, officer, employee, agent or shareholder of the Company arising pursuant to any provision of the Arizona Revised Statutes, the Company’s Articles of Incorporation or the Company’s Amended and Restated Bylaws, or governed by the internal affairs doctrine, shall be a state court located within the State of Arizona (or, if no such state court has jurisdiction, the federal district court for the District of Arizona).

The adoption of Amendment No. 1 to the Amended and Restated Bylaws was effective on January 8, 2016.

The foregoing description of Amendment No. 1 to the Amended and Restated Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 1 to the Amended and Restated Bylaws attached as Exhibit 3.1 hereto and incorporated herein by reference. The Amended and Restated Bylaws, as amended through January 8, 2016, are attached as Exhibit 3.2 hereto.

Section 8 – Other Events

Item 8.01   Other Events.

On January 11, 2016, the Company issued a press release announcing that the Board has made the determination to explore strategic alternatives available to the Company. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Exhibit Description

3.1	Amendment No. 1 to the Amended and Restated Bylaws of Apollo Education Group, Inc., effective as of January 8, 2016.

3.2	Amended and Restated Bylaws of Apollo Education Group, Inc., as amended through January 8, 2016.

99.1	Text of press release of Apollo Education Group, Inc. dated January 11, 2016 (quarterly financial results).

99.2	Text of press release of Apollo Education Group, Inc. dated January 11, 2016 (strategic alternatives).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO EDUCATION GROUP, INC.

January 11, 2016	By:	/s/ Gregory J. Iverson
Gregory J. Iverson Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit Number	Exhibit Description

3.1	Amendment No. 1 to the Amended and Restated Bylaws of Apollo Education Group, Inc., effective as of January 8, 2016.

3.2	Amended and Restated Bylaws of Apollo Education Group, Inc., as amended through January 8, 2016.

99.1	Text of press release of Apollo Education Group, Inc. dated January 11, 2016 (quarterly financial results).

99.2	Text of press release of Apollo Education Group, Inc. dated January 11, 2016 (strategic alternatives).